SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



Date of Report (Date of earliest event reported): September 27, 2002


THE TANTIVY GROUP, INC.
(Exact name of registrant as specified in its charter)



Nevada		   0-26755		   88-0417771

(State or other jurisdiction     (Commission File 	( IRS Employer
  of incorporation)		   Number)		Identification Number)

21436 North 20th Avenue, Unit 4, Phoenix, Arizona 85027

(Address of Principal Executive Offices)                               (Zip
Code)


(623) 773-3644

(Registrant's telephone number, including area code)











Exhibit Index:  Page __
CAUTIONARY STATEMENT CONCERNING FORWARD-LOOKING STATEMENTS

	This Current Report contains forward-looking statements, including (without limitation) statements concerning possible or assumed future results of operations of Registrant and those preceded by, followed by or that include the words "believes," "could," "expects," "anticipates," or similar expressions. For those statements, Registrant claims the protection of the safe harbor for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995. You should understand that various events could cause those results to differ materially from those expressed in such forward-looking statements: materially adverse changes in economic conditions in the markets served by the companies and other risks and uncertainties as may be detailed from time to time in Registrant's public announcements and SEC filings.

Item 1. Change in control of Registrant

As a result of the stock issued as a part of the asset purchase agreement described in Item 2 the Shareholders of Pacific Rocky Mountain, Inc, will own approximately 98% of the Registrant. As a result those shareholders will have control of registrant. Concurrent with such John C. Flanders, Jr. and Daniel Liniger have resigned from the Board of Directors and have been replaced with James E. Logan, Marvin Gibbons, Steve Cummins, Joe Gritsch, Jay Goldstein, Jay Ellenby, Hon. Vance Hartke and Dennis Atkins.

Item 2. Acquisition or disposition of Assets

On September 27, The Tantivy Group, Inc. ("Tantivy") signed an asset purchase agreement in which Tantivy will acquire all of the assets and assume all of the liabilities of Pacific Rocky Mountain, Inc., a Florida corporation ("PRM"). After the effectuation of a 1-5 reverse split, Tantivy will issue to the shareholders of PRM an aggregate of 50,000,000 shares of Tantivy common stock that presently has a fair market value $ .10 per share (after taking into affect the aforementioned 1-5 reverse spit) or an aggregate market value of $5,000,000. The consideration was the product of arms' length negotiations and was based on PRM's prospects.

     A copy of the Asset Purchase Agreement is filed herewith as Exhibit 2.5 and incorporated herein by reference.

     Pacific Rocky Mountain, Inc. ("PRM"), is a development stage company that was founded for the purpose of developing certain recorded claims and acreage situated in central Colorado and California. PRM plans to continue extraction, smelting, casting and refining of the precious and strategic metals identified in the aforementioned acreage. Such minerals include Gold, Silver, Platinum, Scandium and Rhodium.

The Common Stock issued by Tantivy in the acquisition described above was issued in reliance on the exemption from the registration provisions of the Securities Act of 1933, as amended, contained in Regulation D, Rule 506. No Common Stock was issued to non-accredited investors in any of the transactions.

Item  7.  Financial  Statements  and  Exhibits.
----------------------------------------------

(a)     Financial  Statements  of  Business  Acquired.

        It is impracticable for the Registrant to file the financial information of the business to be acquired at this time and such financial information will be filed by amendment to this Current Report on Form 8-K not later than 60 days from the date that a Form 8-K is filed reporting that the
        acquisition                                                     is
        finalized.


(b)     Pro  Forma  Financial  Information

        It is impracticable for the Registrant to file the pro forma financial information required at this time and such financial information will be filed by amendment to this Current Report on Form 8-K not later than 60 days from the date that a Form 8-K is filed reporting that the
        acquisition                                                     is
        finalized.
(c) Exhibits not included in this Report will be filed by amendment to this Current Report on Form 8-K not later than 60 days from the date hereof, in accordance with Item 7 of Form 8-K.

Exhibits


Exhibit No.		Description

2.5 Asset Purchase Agreement between The Tantivy Group, Inc. and Pacific Rocky Mountain, Inc.



Exhibit Index

Exhibit No.		Description

2.5 Asset Purchase Agreement between The Tantivy Group, Inc. and Pacific Rocky Mountain, Inc.






SIGNATURES

	Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DATED:  October 4, 2002

					THE TANTIVY GROUP, INC.

					By:   s/s Scott M. Manson
					_____________________
					Scott M. Manson, President

Exhibit 2.5

ASSET PURCHASE AGREEMENT

	THIS ASSET PURCHASE AGREEMENT dated as of September 27, 2002, is made by and among Pacific Rocky Mountain, Inc., a Florida corporation located at 3300 Inverarry Boulevard, Suite E, Lauderhill, FL 33319 ("Seller"), and The Tantivy Group, Inc., a Nevada corporation located at 21436 North 20th Avenue, Phoenix, AZ 85027 ("Buyer"). Buyer and Seller are sometimes referred to herein collectively as the "Parties."

RECITALS

	WHEREAS, 	Seller is engaged in the development of various mining
	claims, and has, during the course of such activity, developed and accumulated certain properties of both a tangible and intangible nature (the "Assets");

	WHEREAS,	Seller desires to sell, convey, transfer, assign and
	deliver all of Seller's right, title and interest in and to Seller's Assets to Buyer; and

	WHEREAS,	Buyer desires to acquire such Assets from the Seller,
	all in accordance with the terms and conditions of this Agreement.

	NOW, THEREFORE, in consideration of the foregoing premises, and the respective representations, warranties, covenants and agreements set forth herein, and intending to be legally bound hereby, the Parties agree as follows:

SECTION ONE:     DEFINED TERMS

1.1	Defined Terms:  As used in this Agreement, and unless the context otherwise requires, capitalized terms shall have the meanings set forth below.

(a)	"Action" shall mean any action, suit, or legal, administrative or arbitral proceeding by or before any Governmental Authority.

(b)	"Agreement" shall mean this Agreement and all Schedules and Exhibits hereto, as the same may from time to time be amended.

(c)	"Closing" shall have the meaning set forth in Section 3.1.

(d)	"Closing Date" shall mean the date on which the Closing actually takes place.

(e)	"Common Stock" shall mean Buyer's common stock, par value $.001 per share.

(f)	 "Consent" shall mean any consent, approval or authorization of, notice to, or designation, registration, declaration or filing with, any Person.

(g)	"Governmental Authority" shall mean any federal, state, local or foreign government or any subdivision, agency, instrumentality, authority, department, commission, board or bureau thereof or any federal, state, local or foreign court or tribunal.

(h)	"Intellectual Property" shall mean: (a) all inventions (whether patentable or unpatentable and whether or not reduced to practice), all rights to research and development, all innovations, all improvements thereto, and all patents, patent applications, and patent disclosures, together with all reissuances, continuations, continuations-in-part, revisions, extensions, and reexaminations thereof; (b) all trademarks, service marks, trade dress, logos, trade names and corporate names, together with all translations, adaptations, derivations, and combinations thereof and including all goodwill associated therewith, and all applications, registrations, and renewals in connection therewith; (c) all copyrightable works (including, but not limited to, training materials and instruction manuals), all copyrights, and all applications, registrations, and renewals in connection therewith; (d) all mask works and all applications, registrations, and renewals in connection therewith; (e) all trade secrets and confidential business information (including ideas, research and development, know-how, formulae, compositions, manufacturing and production processes and techniques, technical data, designs, drawings, specifications, customer and supplier lists, pricing and cost information, and business and marketing plans and proposals); (f) all computer software (including data and related documentation); (g) all other proprietary rights relative to any of the foregoing; and (h) all copies and tangible embodiments thereof (in whatever form or medium).

(i)	"Lien" shall mean any mortgage, pledge, hypothecation, lien, security interest, financing statement, charge or other similar encumbrance.

(j)	"Order" shall mean any judgment, award, order, writ, injunction or decree issued by any Governmental Authority or by any arbitrator.

(k)	"Permits" shall mean all permits, licenses, approvals, franchises, notices, certifications or other authorizations or consents issued by any Governmental Authority.

(l)	"Person" shall mean any individual, partnership, joint venture, association, limited liability company, corporation, trust, unincorporated organization, Governmental Authority, or other entity.


SECTION 2.     PURCHASE AND SALE OF ASSETS

2.1	Assets to be Purchased by Buyer.  Upon the terms and conditions of this
Agreement, at the Closing, Seller shall sell, convey, transfer, assign and deliver to Buyer, and Buyer shall purchase from Seller, all of Seller's right, title and interest in and to all of the Assets of record owned by Seller as of this date which includes the "J & J" and the "Kelly" assets. (the "Assets"):

2.2	Assumption of Liabilities.  It is understood and agreed that the Buyer will assume all liabilities, of any nature and description, that may be associated with the Assets, and that Buyer shall assume any and liabilities and obligations of Seller.

2.3	Purchase Price.  In consideration of the sale, conveyance, transfer and assignment of the Assets, and in reliance upon the representations, warranties and undertakings herein made by and of Seller, Buyer shall (a) deliver to Seller or its designees at Closing (i) Fifty Million (50,000,000) shares of Buyer's $.001 par value common stock.
SECTION 3.     THE CLOSING

3.1	Time and Place of Closing.  Subject to the satisfaction or waiver of the conditions precedent set forth in Section 7, the closing of the purchase and sale referred to in Section 2 (the "Closing") shall take place September 27, 2002 by facsimile with faxed signatures having the same effect as originals.
The Effective Date and time of the Closing shall be 12:01 a.m., Eastern Standard Time, on the Closing Date (the "Effective Date").

3.2	Deliveries at Closing.  At the Closing, to the extent the parties have not previously delivered the following items, Seller and Buyer shall deliver the following items to each other in a form satisfactory to each other:

(a)	Seller shall execute and deliver to Buyer such bills of sale, certificates of title, endorsements, assignments and other instruments of conveyance, in each case in such form as may be reasonably satisfactory to Buyer, as shall be sufficient to vest in Buyer good and marketable title to and deliver to Buyer each of the Assets, free and clear of all Liens and other encumbrances whatsoever except those being assumed by Buyers; and

(b)	Buyer shall deliver to Seller the Purchase Price, in certificate form as set forth above. When so delivered, the Buyer's common stock shall be fully paid and non-assessable.


SECTION 4.     REPRESENTATIONS AND WARRANTIES OF SELLER

4.1	Organization and Good Standing.  Seller is a corporation duly formed, validly existing and in good standing under the laws of the State of Florida. Seller has full power and authority to own, operate and lease its properties and assets and to carry on its business as now being conducted.

4.2	Authorization. Seller has full power, authority and legal right to execute and deliver, and perform its obligations under, this Agreement and to consummate the transactions contemplated by this Agreement, and has taken all necessary action to authorize the execution, delivery and performance of this Agreement. This Agreement has been duly executed by Seller and constitutes a legal, valid and binding obligation of Seller, as the case may be, enforceable against Seller in accordance with its terms.

4.3	Compliance with Laws and Validity of Contemplated Transactions.  Seller is in compliance with all laws applicable to it or the operation, ownership and use of the Assets. Neither the execution, delivery and performance of this Agreement nor the consummation of the transactions contemplated hereby will (a) conflict with or result in any violation of or constitute a default under any term of the Articles of Incorporation or Bylaws of Seller, (b) conflict with or result in any violation of or constitute a default under any Law or Contract which is applicable to Seller or by which Seller is bound or to which any of its properties or assets are subject, or (c) result in the creation or imposition of any Lien on any of the acquired Assets.

4.4	Title to and Condition of Acquired Assets and Property.  All items of personal property to be transferred hereunder are in satisfactory operating condition, normal wear and tear excepted. Seller has good, valid and marketable title to, or valid and enforceable leasehold interests in, as the case may be, all of the acquired Assets, free and clear of all Liens or other encumbrances or defects in title other than Permitted Encumbrances, and Seller has the complete and unrestricted power and unqualified right to sell, convey, assign, transfer and deliver the acquired Assets to Buyer and to vest in Buyer good title to the acquired Assets.

4.5	Consents. No Consent of or with any Governmental Authority or any third party is required to be obtained, satisfied or made pursuant to any Laws or Contracts by or with respect to Seller in connection with the execution and delivery of this Agreement by Seller or the performance by Seller of the transactions contemplated by this Agreement.

4.6	Litigation.  There exists (a) no Action or investigation pending or, to the best of Seller's knowledge, threatened against any of the acquired Assets, or against Seller in any way related to the Assets, or against the transactions contemplated by this Agreement, or (b) to Seller's knowledge, no event, fact or circumstance which could reasonably be expected to give rise to any such Action or investigation, or (c) no outstanding Order of any Governmental Authority or arbitrator against Seller in any way related to the Business or affecting any of the acquired Assets.

4.7	Intellectual Property.   As to those Intellectual Property Assets being
transferred to Buyer pursuant to this Agreement, Seller owns (or possesses adequate and enforceable rights to use without payment of royalties) all Intellectual Property to be transferred to Seller as Assets, and such Intellectual Property will be owned or available for use by Buyer on identical terms and conditions immediately subsequent to the Closing. Each of Seller's employees has executed a confidentiality agreement with respect to Seller's Confidential Information.
(a)	There are no claims of patent, trade name, trademark, or copyright infringement, or of misappropriation or misuse of the trade secrets, know-how or confidential information of any Person, pending or threatened against Seller and relating to the Assets and there are no facts or circumstances which could reasonably be anticipated to result in any such claim. To Seller's knowledge, no Person is infringing any of Seller's rights to the Intellectual Property.

4.8	Disclosures.  Neither this Agreement nor any certificate, document, written statement or other instrument furnished to Buyer by or on behalf of Seller pursuant to this Agreement, contains any untrue statement of material fact or omits any material fact necessary in order to make the statements contained herein or therein not misleading. Any documents furnished to Buyer by or on behalf of Seller are, in all material respects, true, correct and complete copies thereof and there have been no amendments or modifications thereto except as otherwise set forth on such documents. To Seller's knowledge, Seller has disclosed to Buyer in writing any fact, occurrence, or circumstance that could reasonably be anticipated to have a material adverse effect on the acquired Assets.

4.9	Brokers.  No broker or finder has acted for Seller in connection with the transactions contemplated by this Agreement, and no broker or finder is entitled to any broker's or finder's fee or other commission in respect thereof based in any way on agreements, understandings or arrangements with Seller.


SECTION 5.     REPRESENTATIONS AND WARRANTIES OF BUYER

5.1	Organization and Good Standing.  Buyer is a corporation duly formed, validly existing and in good standing under the laws of the State of Nevada and has full power and authority and legal right to own, operate and lease its properties and assets and to carry on its business as now being conducted.

5.2	Authority.  Buyer has full power, authority and legal right to execute and deliver, and to perform its obligations under, this Agreement and to consummate the transactions contemplated by this Agreement, and has taken all necessary action to authorize the transactions contemplated hereby on the terms and conditions of this Agreement and to authorize the execution, delivery and performance of this Agreement. This Agreement has been duly executed by Buyer and constitutes a legal, valid and binding obligation of Buyer enforceable against Buyer in accordance with its terms.

5.3	Compliance with Laws and Validity of Contemplated Transactions.  Neither
the execution, delivery and performance of this Agreement nor the consummation of the transactions contemplated hereby will (a) conflict with or result in a breach of the Articles of Incorporation or Bylaws of Buyer, (b) conflict with or result in any violation of or constitute a default under any Law which is applicable to Buyer or by which Buyer is bound or to which any of its properties or assets are subject, or (c) result in the creation or imposition of any Lien upon or with respect to any material property now owned by Buyer.

5.4	Brokers.  No broker or finder has acted for Buyer in connection with the transactions contemplated by this Agreement, and no broker or finder is entitled to any broker's or finder's fee or other commission in respect thereof based in any way on agreements, understandings or arrangements with Buyer.


SECTION 6.     ADDITIONAL DUTIES OF BUYER AND SELLER

6.1	Covenants of Seller.

(a)	Execution of Further Documents.  From and after the Closing, upon the reasonable request of Buyer, Seller shall, at its expense, execute, acknowledge and deliver all such further acts, deeds, bills of sale, endorsements, adjustments, assignments, transfers, conveyances, powers of attorney and assurances as may reasonably be required to convey and transfer to and vest in Buyer and protect its right, title and interest in all of the acquired Assets, and as may otherwise be appropriate to carry out the transactions contemplated by this Agreement.

(b)	Confidentiality.  Seller acknowledges and agrees that by reason of its ownership of the acquired Assets, Seller's officers, directors, and employees have had access to and become informed of "Confidential Information" the disclosure of which would be harmful to the interests of Buyer as the owner and operator of the Assets after the Closing. As used in this Agreement, "Confidential Information" shall mean information related to the Assets (i) which derives economic value, actual or potential, from not being generally known to, or readily ascertainable by proper means by, other Persons who can obtain economic value from its disclosure or use, and (ii) which is the subject of efforts that are reasonable under the circumstances to maintain its secrecy. At or promptly after the Closing, Seller shall deliver to Buyer any Confidential Information which is in its possession, custody or control (excluding the normal business, accounting and tax records of Seller which may be retained by Seller).


6.2	Covenants of Buyer.

(a)	Employee Matters.  Buyer shall have the right (but not the obligation)
to offer employment from and after the Closing Date to certain employees of the Seller who are employed in the operation of the Assets on the Closing Date (the "Hired Employees") on such terms and conditions as Buyer may, in its sole discretion, determine.

(b)	Cooperation.  Buyer shall use all reasonable efforts to cause the transactions contemplated by this Agreement to be consummated, and, without limiting the generality of the foregoing, to cause all of the conditions to Seller's obligations under this Agreement within the direct or indirect control of Buyer to be satisfied prior to the Closing Date. Buyer shall not take any action or omit, to take any action, which would prevent the conditions to Seller's obligations under this Agreement to be satisfied prior to the Closing Date.


SECTION 7.     CONDITIONS TO CLOSING

7.1	Conditions to Seller's Obligations.  The obligations of Seller to consummate the transactions contemplated by this Agreement shall be subject to the fulfillment, at or prior to the Closing, of each of the following conditions (any of which may be waived by Seller in writing):

(a)	Representations and Warranties of Buyer.  The representations and warranties of Buyer shall be true, correct and complete, in all material respects, except as affected by transactions expressly contemplated or permitted by this Agreement;

(b)	Covenants of Buyer.  Buyer shall have performed, in all material respects, all of its obligations and agreements and complied, in all material respects, with all of its covenants contained in this Agreement to be performed and complied with by Buyer prior to or at the Closing;

(c)	No Adverse Action.  No preliminary or permanent injunction or other
Order (including a temporary restraining Order) of any Governmental Authority which prevents the consummation of the transactions contemplated by this Agreement shall have been issued and remain in effect nor shall any Action seeking to restrain or prohibit the consummation of the transactions contemplated by this Agreement, or seeking damages in connection therewith, be pending, nor shall any such Action be overtly threatened;

7.2	Conditions to Buyer's Obligations.  The obligations of Buyer to effect the transactions contemplated by this Agreement shall be subject to the fulfillment, at or prior to the Closing, of each of the following conditions (each of which may be waived by Buyer in writing):

(a)	Representations and Warranties of Seller.  The representations and warranties of Seller in this Agreement and the Schedules hereto shall be true, correct and complete, in all material respects, except as affected by transactions expressly contemplated or permitted by this Agreement;

(b)	Covenants of Seller.  Seller shall have performed, in all material respects, all of its obligations and agreements and complied, in all material respects, with all of its covenants contained in this Agreement to be performed and complied with by Seller prior to or at the Closing;

(c)	No Material Adverse Change.  There shall not have been any material adverse change in the acquired Assets since the date of the execution of the Letter of Intent;

(d)	No Adverse Action.  No preliminary or permanent injunction or other
Order (including a temporary restraining Order) of any Governmental Authority which prevents the consummation of the transactions contemplated by this Agreement shall have been issued and remain in effect, nor shall any Action seeking to restrain or prohibit the consummation of the transactions contemplated by this Agreement, or seeking damages in connection therewith, be pending, nor shall any such Action be overtly threatened;

SECTION 8.     GENERAL PROVISIONS

8.1	Severability.  If any provision of this Agreement or the application of any such provision to any party or circumstances shall be determined by any court of competent jurisdiction to be invalid and unenforceable to any extent, the remainder of this Agreement, or the application of such provision to such Person or circumstance other than those to which it is so determined to be invalid and unenforceable, shall not be affected thereby and shall be enforceable to the fullest extent permitted by law, and in substitution for such invalid or unenforceable provision there shall be substituted a provision of similar import reflecting the original intent of the parties hereto to the extent permissible under Law.

8.2	No Waiver:  No delay or omission to exercise any right, power, or remedy accruing to a party on any breach or default of the other party under the terms of this Agreement shall impair any such right, power, or remedy of the non-defaulting party, nor shall it be construed to be a waiver of any such breach or default, or an acquiescence in such breach or default, or waiver of or acquiescence in any similar breach or default occurring later; nor shall any waiver of any single breach or default be considered a waiver of any other prior or subsequent breach or default.

8.3	Notices.  Any notice or other communication required or permitted to be given under the terms of this Agreement shall be mailed, telecopied or delivered to the other party at the address shown below and shall be effective and deemed received (i) if mailed, three (3) days after placement in the United States mail postage prepaid, by registered or certified mail, return receipt requested, (ii) if telecopied, when received; (iii) if via overnight mail, on the day delivered, or (iii) if personally delivered, when delivered to either Buyer or Seller at their respective addresses as set forth above.

8.4	Applicable Law.  This Agreement shall be governed and construed and interpreted in accordance with the internal substantive laws of the State of Florida.

8.5	Publicity.  The Parties agree that no publicity release or announcement concerning the transactions contemplated hereby shall be issued by any party without the advance written consent of the others, except as such release or announcement may be required by Law, in which case the party making the release or announcement shall show such release or announcement in advance to the other Parties.

8.6	Assignment.  This Agreement shall inure to the benefit of and be binding upon the Parties hereto and their respective successors and assigns. Notwithstanding the foregoing, this Agreement and the Parties' rights and obligations under this Agreement shall not be assigned by a party to another Person without the prior written consent of the other Parties; provided, however, that Buyer shall be entitled to assign its rights and benefits under this Agreement to any of its Affiliates or to any Person that acquires the Acquired Assets or the Business whether by means of any asset sale, merger or otherwise.

8.7	Entire Agreement.  This Agreement, together with the Schedules and
Exhibits attached hereto and the certificates delivered in connection herewith, embodies the entire agreement and understanding of the Parties hereto and supersedes any prior agreement or understanding between the Parties with respect to the subject matter of this Agreement. This Agreement cannot be amended or terminated orally, but only by a writing duly executed by the Parties.

8.8	Counterparts.  This Agreement may be executed in one or more counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same document.

8.9	No Third Party Beneficiaries.  This Agreement shall not confer any rights or remedies upon any Person other than the Parties and their respective successors and permitted assigns.


IN WITNESS WHEREOF, the parties have executed this Asset Purchase Agreement as of the date first above written.


THE TANTIVY GROUP, INC.			PACIFIC ROCKY MOUNTAIN, INC.


By: s/s Scott M. Manson			By: s/s James Logan________________

Name: Scott M. Manson			Name:	James Logan_______________

Title: President			Title: Chief Executive Officer________

Date: September 27, 2002		Date: September 27, 2002___________